Exhibit 99.4

JOINT FILING AGREEMENT

February 20, 2024

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.01 per share of CASI Pharmaceuticals, Inc., a Delaware corporation; and (ii) that this agreement be included as Exhibit 99.4 to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

[Execution page follows.]

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Sparkle Byte Limited

By:	/s/ Dongliang Lin
	Name:	Dongliang Lin
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Snow Moon Limited

By:	/s/ Dongliang Lin
	Name:	Dongliang Lin
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Tianjin Jingran Management Center (Limited Partnership)

By:	/s/ Jianbin Zhang
	Name:	Jianbin Zhang
	Title:	Representative

IN WITNESS WHEREOF, the undersigned have executed this agreement.

He Xie Ai Qi Investment Management (Beijing) Co., Ltd.

By:	/s/ Kuiguang Niu
	Name:	Kuiguang Niu
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Xizang Hexie Enterprise Management Co., Ltd.

By:	/s/ Dongliang Lin
	Name:	Dongliang Lin
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Zhuhai Hexie Zhiyuan Management Consulting Co., Ltd.

By:	/s/ Jianguang Li
	Name:	Jianguang Li
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Jianguang Li

By:	/s/ Jianguang Li
	Name:	Jianguang Li

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Dongliang Lin

By:	/s/ Dongliang Lin
	Name:	Dongliang Lin

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Jingbo Wang

By:	/s/ Jingbo Wang
	Name:	Jingbo Wang

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Kuiguang Niu

By:	/s/ Kuiguang Niu
	Name:	Kuiguang Niu

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Fei Yang

By:	/s/ Fei Yang
	Name:	Fei Yang

IN WITNESS WHEREOF, the undersigned have executed this agreement.

Hugo Shong

By:	/s/ Hugo Shong
	Name:	Hugo Shong